UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Third Avenue, 12th Floor

Seattle, Washington 98104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 674-3400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of shareholders of Expeditors International of Washington, Inc. (the “Company”) held on May 5, 2010, the shareholders of the Company: (1) elected each of the director nominees set forth below to serve until the next annual meeting of shareholders and until a successor is elected and qualified; (2) approved and ratified the adoption of the 2010 Stock Option Plan (the “2010 Plan”); and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following eight directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Mark A. Emmert	165,341,219	6,202,358	36,890	13,895,411
R. Jordan Gates	157,786,974	13,766,136	32,658	13,890,111
Dan P. Kourkoumelis	168,284,299	3,259,273	36,895	13,895,411
Michael J. Malone	169,109,281	2,432,524	38,662	13,895,411
John W. Meisenbach	161,392,542	10,148,809	39,116	13,895,411
Peter J. Rose	164,813,615	6,729,315	42,838	13,890,111
James L.K. Wang	164,306,533	7,245,480	33,755	13,890,111
Robert R. Wright	169,617,999	1,922,650	39,818	13,895,411

(2)	To approve and ratify the adoption of the 2010 Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
154,883,815	16,020,195	681,758	13,890,111

(3)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
184,196,399	1,206,557	72,923	—

A summary of the 2010 Plan’s terms was provided in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2010. This summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the 2010 Plan and related form of stock option agreement, copies of which are attached as appendices to the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 6, 2010	By:	/s/ Amy J. Tangeman
Amy J. Tangeman
Vice President, General Counsel and Secretary